CUSIP No. 48213W408	Page 1 of 4

EXHIBIT B

Executive Officers and Directors of Sagard Credit Partners GP, Inc.

Set forth below is the (i) name, (ii) title, (iii) country of citizenship, (iv) principal occupation, (v) principal business address, (vi) ownership of Shares (if any) and (vii) transactions in Shares during the past 60 days (if any) of each of the executive officers and directors of Sagard Credit Partners GP, Inc.

(i)	Samuel Robinson
(ii)	Executive Officer (President)
(iii)	United States and United Kingdom
(iv)	President, Sagard Holdings
(v)	280 Park Avenue, 3rd Floor West, New York, NY 10017
(vi)	None
(vii)	None

(i)	Paul Desmarais, III
(ii)	Executive Officer (Chairman and Chief Executive Officer)
(iii)	Canada
(iv)	Chairman and Chief Executive Officer, Sagard Holdings
(v)	751 Victoria Square, Montréal (Québec), Canada H2Y 2J3
(vi)	None
(vii)	None

(i)	Sacha Haque
(ii)	Director and Executive Officer (General Counsel, Chief Compliance Officer and Secretary)
(iii)	Canada
(iv)	General Counsel, Chief Compliance Officer and Secretary, Sagard Holdings
(v)	751 Victoria Square, Montréal (Québec), Canada H2Y 2J3
(vi)	None
(vii)	None

(i)	Adam Vigna
(ii)	Director and Executive Officer (Chief Investment Officer)
(iii)	Canada
(iv)	Chief Investment Officer, Sagard Holdings
(v)	161 Bay Street, Suite 500, Toronto (Ontario), Canada M5J 2S1
(vi)	None
(vii)	None

(i)	Stephan Klee
(ii)	Executive Officer (Chief Financial Officer)
(iii)	United States
(iv)	Chief Financial Officer, Sagard Holdings
(v)	280 Park Avenue, 3rd Floor West, New York, NY 10017
(vi)	None
(vii)	None

(i)	David MacNaughtan
(ii)	Director
(iii)	Canada
(iv)	Partner, Sagard Healthcare Royalty Partners
(v)	161 Bay Street, Suite 500, Toronto (Ontario), Canada M5J 2S1
(vi)	None
(vii)	None

CUSIP No. 48213W408	Page 2 of 4

Executive Officers and Directors of Sagard Credit Partners (Cayman) GP, Inc.

Set forth below is the (i) name, (ii) title, (iii) country of citizenship, (iv) principal occupation, (v) principal business address, (vi) ownership of Shares (if any) and (vii) transactions in Shares during the past 60 days (if any) of each of the executive officers and directors of Sagard Credit Partners (Cayman) GP, Inc.

(i)	Sacha Haque
(ii)	Director
(iii)	Canada
(iv)	General Counsel, Chief Compliance Officer and Secretary, Sagard Holdings
(v)	751 Victoria Square, Montréal (Québec), Canada H2Y 2J3
(vi)	None
(vii)	None

(i)	Adam Vigna
(ii)	Director
(iii)	Canada
(iv)	Chief Investment Officer, Sagard Holdings
(v)	161 Bay Street, Suite 500, Toronto (Ontario), Canada M5J 2S1
(vi)	None
(vii)	None

(i)	David MacNaughtan
(ii)	Director
(iii)	Canada
(iv)	Partner, Sagard Healthcare Royalty Partners
(v)	161 Bay Street, Suite 500, Toronto (Ontario), Canada M5J 2S1
(vi)	None
(vii)	None

CUSIP No. 48213W408	Page 3 of 4

Executive Officers and Directors of Sagard Holdings Manager GP Inc.

Set forth below is the (i) name, (ii) title, (iii) country of citizenship, (iv) principal occupation, (v) principal business address, (vi) ownership of Shares (if any) and (vii) transactions in Shares during the past 60 days (if any) of each of the executive officers and directors of Sagard Holdings Manager GP, Inc.

(i)	Samuel Robinson
(ii)	Executive Officer (President)
(iii)	United States and United Kingdom
(iv)	President, Sagard Holdings
(v)	280 Park Avenue, 3rd Floor West, New York, NY 10017
(vi)	None
(vii)	None

(i)	Paul Desmarais, III
(ii)	Executive Officer (Chairman and Chief Executive Officer)
(iii)	Canada
(iv)	Chairman and Chief Executive Officer, Sagard Holdings
(v)	751 Victoria Square, Montréal (Québec), Canada H2Y 2J3
(vi)	None
(vii)	None

(i)	Sacha Haque
(ii)	Executive Officer (General Counsel, Chief Compliance Officer and Secretary)
(iii)	Canada
(iv)	General Counsel, Chief Compliance Officer and Secretary, Sagard Holdings
(v)	751 Victoria Square, Montréal (Québec), Canada H2Y 2J3
(vi)	None
(vii)	None

(i)	Adam Vigna
(ii)	Director and Executive Officer (Chief Investment Officer)
(iii)	Canada
(iv)	Chief Investment Officer, Sagard Holdings
(v)	161 Bay Street, Suite 500, Toronto (Ontario), Canada M5J 2S1
(vi)	None
(vii)	None

(i)	Stephan Klee
(ii)	Director and Executive Officer (Chief Financial Officer)
(iii)	United States
(iv)	Chief Financial Officer, Sagard Holdings
(v)	280 Park Avenue, 3rd Floor West, New York, NY 10017
(vi)	None
(vii)	None

CUSIP No. 48213W408	Page 4 of 4

Executive Officers and Directors of Sagard Capital Partners Management Corp.

Set forth below is the (i) name, (ii) title, (iii) country of citizenship, (iv) principal occupation, (v) principal business address, (vi) ownership of Shares (if any) and (vii) transactions in Shares during the past 60 days (if any) of each of the executive officers and directors of Sagard Capital Partners Management Corp.

(i)	Samuel Robinson
(ii)	Director and Executive Officer (President)
(iii)	United States and United Kingdom
(iv)	President, Sagard Holdings
(v)	280 Park Avenue, 3rd Floor West, New York, NY 10017
(vi)	None
(vii)	None

(i)	Paul Desmarais, III
(ii)	Director and Executive Officer (Chairman and Chief Executive Officer)
(iii)	Canada
(iv)	Chairman and Chief Executive Officer, Sagard Holdings
(v)	751 Victoria Square, Montréal (Québec), Canada H2Y 2J3
(vi)	None
(vii)	None

(i)	Sacha Haque
(ii)	Executive Officer (General Counsel, Chief Compliance Officer and Secretary)
(iii)	Canada
(iv)	General Counsel, Chief Compliance Officer and Secretary, Sagard Holdings
(v)	751 Victoria Square, Montréal (Québec), Canada H2Y 2J3
(vi)	None
(vii)	None

(i)	Adam Vigna
(ii)	Executive Officer (Chief Investment Officer)
(iii)	Canada
(iv)	Chief Investment Officer, Sagard Holdings
(v)	161 Bay Street, Suite 500, Toronto (Ontario), Canada M5J 2S1
(vi)	None
(vii)	None

(i)	Stephan Klee
(ii)	Executive Officer (Chief Financial Officer)
(iii)	United States
(iv)	Chief Financial Officer, Sagard Holdings
(v)	280 Park Avenue, 3rd Floor West, New York, NY 10017
(vi)	None
(vii)	None